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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (File No. 333-64444) of our report dated April 17, 2001 included in Amendment No. 1 on Form 10-K/A to NeoTherapeutics, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.


/s/ARTHUR ANDERSEN LLP






Orange County, California
October 11, 2001